EXHIBIT 32.1
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                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Western Power & Equipment Corp. & Subsidiary (the "Company") on Form 10-Q for the period ending April 30, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, C.Dean McLain, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

     1) The report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




                                           /s/ C. Dean McLain
                                           ----------------------
                                           Name: C.Dean McLain
                                           President and Chief Executive Officer
                                           Date: June 14, 2005




     A signed original of the written statements required by Section 906 has been provided to Western Power & Equipment Corp. & Subsidiary and will be retained by Western Power & Equipment Corp. and furnished to the Securities and Exchange Commission or its staff upon request.